UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2026

UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

233 S. Wacker Drive, Chicago, IL  60606

233 S. Wacker Drive, Chicago, IL  60606

(Address of principal executive offices)  (Zip Code)

(872) 825-4000

(872) 825-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2026, United Airlines Holdings, Inc. (formerly known as United Continental Holdings, Inc., “UAL”) issued in a public offering $1,000,000,000 principal amount of its 4.875% Senior Notes due 2029 (the “Notes”), which are guaranteed (the “Guarantee”) by UAL’s wholly-owned subsidiary United Airlines, Inc. (“United”). The Notes and Guarantee were issued pursuant to an Indenture, dated as of May 7, 2013 (the “Base Indenture”), among UAL, United and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as modified and supplemented for purposes of establishing the terms of the Notes by the Seventh Supplemental Indenture, dated as of February 6, 2026 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among UAL, United and the Trustee.

The Notes will mature on March 1, 2029. The Notes bear interest at a rate of 4.875% per annum, payable semi-annually on March 1 and September 1 of each year, beginning September 1, 2026.

The Indenture contains certain covenants that, among other things, limit our ability to incur liens securing indebtedness for borrowed money or capital leases and engage in mergers and consolidations or transfer all or substantially all of our assets, in each case subject to a number of important exceptions as specified in the Indenture. The indebtedness evidenced by the Notes may be accelerated upon the occurrence of events of default under the Indenture, which are customary for securities of this nature.

UAL, at its option, may redeem the Notes at any time prior to December 1, 2028 (three months prior to maturity), in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) a make-whole amount, if any, plus accrued and unpaid interest on the principal amount being redeemed to the redemption date. At any time on or after December 1, 2028 (three months prior to maturity), UAL may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to the redemption date. Upon the occurrence of a Change of Control Triggering Event (as defined in the Seventh Supplemental Indenture) with respect to the Notes, unless a third party makes a Change of Control Offer (as defined in the Seventh Supplemental Indenture) or UAL has exercised its right to redeem the Notes, each holder of Notes will have the right to require UAL to repurchase all or a portion of such holder’s Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

The Seventh Supplemental Indenture is filed herewith as Exhibit 4.2, and is incorporated by reference herein. The form of the Notes and the form of the Notation of Note Guarantee are filed herewith as Exhibits 4.3 and 4.4, respectively, and are incorporated by reference herein. The foregoing descriptions of the Seventh Supplemental Indenture, the Notes and the Guarantee are qualified in their entirety by reference to such exhibits.

The issuance of the Notes and the Guarantee were registered pursuant to UAL’s and United’s automatic shelf registration statement on Form S-3 (Registration Nos. 333-275664 and 333-275664-1) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2023. The material terms of the Notes and the Guarantee are more fully described in the final Prospectus Supplement, dated February 3, 2026, to the Prospectus, dated November 20, 2023, of UAL and United filed with the SEC on February 5, 2026 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 8.01 Other Events.

In connection with the offering of the Notes, we are filing herewith the opinion of Hughes Hubbard & Reed LLP for the purpose of adding the opinion that the Notes and the Guarantee are binding obligations as an exhibit with respect to the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 3, 2026, among United Airlines Holdings, Inc., United Airlines, Inc. and the underwriters party thereto, acting through Barclays Capital Inc. and BofA Securities, Inc. as their representatives.

4.1	Indenture, dated as of May 7, 2013, among United Airlines Holdings, Inc. (formerly known as United Continental Holdings, Inc.), United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of UAL and United filed with the SEC on May 10, 2013).

4.2	Seventh Supplemental Indenture, dated as of February 6, 2026, among United Airlines Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 4.875% Senior Notes due 2029 (included in Exhibit 4.2 as Exhibit A thereto).

4.4	Form of Notation of Note Guarantee (included in Exhibit 4.2 as Exhibit B thereto).

5.1	Opinion of Hughes Hubbard & Reed.

23.1	Consent of Hughes Hubbard & Reed LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC. UNITED AIRLINES, INC.

By:	/s/ Michael Leskinen
Name:	Michael Leskinen
Title:	Executive Vice President and Chief Financial Officer

Date: February 6, 2026